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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 4, 1998
                                                 -----------------

                         Sentex Sensing Technology, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


New Jersey                       0-13328                    22-23338
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(State or other                  (Commission                (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation

                 1801 East Ninth Street, Suite 1501        44114
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              (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code  (216) 687-9133
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         (Former name or former address, if changed since last report.)




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                         SENTEX SENSING TECHNOLOGY, INC.
                           Current Report on Form 8-K




Item 2.  Acquisition or Disposition of Assets.
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                  On September 4, 1998, Sentex Sensing Technology, Inc. (the
"Company") completed the sale of all the outstanding capital stock of Sentex Systems, Inc. ("Systems") to ALR Group Incorporated (the "Buyer"), which is principally owned by Amos Linenberg. Prior to the sale, Mr. Linenberg was the President of Systems and an Executive Vice President of the Company. In the past, Mr. Linenberg has also been a principal shareholder of the Company and served as a director of the Company. System's business is more fully described in the Company's Annual Report on Form 10-K.

                  In consideration for all the capital stock of Systems, the Buyer caused Mr. Linenberg to terminate his existing Employment Agreement as of June 30, 1998, which from July 1, 1998 through February 28, 2000 would have required payments to Mr. Linenberg of approximately $325,000. Except for approximately $20,000 in expenses, the Company paid all operating costs and expenses of Systems through June 30, 1998 and the Buyer assumed all the costs and operating expenses of Systems incurred from July 1, 1998 through the closing.

                  In connection with the sale of Systems to the Buyer, the Company has retained the Mr. Linenberg to consult for the Company on an as needed basis. The consulting period began effective July 1, 1998 and will continue through December 31, 1998. Mr. Linenberg receives approximately $12,000 per month under this consulting arrangement.

Item 7.  Financial Statements, Pro Forma Financial Information & Exhibits.
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         (a)      N/A

         (b)      N/A

         (c)      Exhibits

                  2.2 Stock Purchase Agreement, dated August 21, 1998 between the Company and ALR Group Incorporated

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SENTEX SENSING TECHNOLOGY, INC.

                                       By: /s/ ROBERT S. KENDALL
                                           ----------------------------
                                           Robert S. Kendall, Chairman
                                           and President

Date:  September 16, 1998



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